Exhibit 10.1

AMENDMENT NO. 10 TO
EMPLOYMENT AGREEMENT

This is an Amendment dated as of June 28, 2013 (the “Amendment”) to the Employment Agreement (as hereinafter defined) by and between SELECT MEDICAL CORPORATION, a Delaware corporation (the “Employer”), and PATRICIA A. RICE, an individual (the “Employee”).

Background

A.  The Employer and the Employee executed and delivered that certain Employment Agreement dated as of March 1, 2000, that certain Amendment No. 1 to Employment Agreement dated as of August 8, 2000, that certain Amendment No. 2 to Employment Agreement dated as of February 23, 2001, that certain Amendment No. 3 to Employment Agreement dated as of December 10, 2004, that certain Amendment No. 4 to Employment Agreement dated as of February 24, 2005, that certain Amendment No. 5 to Employment Agreement dated as of April 27, 2005, that certain Amendment No. 6 to Employment Agreement dated as of February 13, 2008, that certain Amendment No. 7 to Employment Agreement dated as of December 18, 2008, that certain Amendment No. 8 to Employment Agreement dated as of November 10, 2010, and that certain Amendment No. 9 to Employment Agreement dated as of March 8, 2011 (as amended, the “Employment Agreement”).  The Employer and the Employee now desire to further amend the Employment Agreement as hereinafter provided.

B.  Accordingly, and intended to be legally bound hereby, the Employer and the Employee agree as follows:

Agreement

1.             The following sentence is added to the end of Section 1.02 of the Employment Agreement:  “From and after July 1, 2013, the Employee shall serve as the Executive Advisor to the Chief Executive Officer of the Employer.”

2.             Effective on and after July 1, 2013, the Employee’s annual base salary under Section 3.01 of the Employment Agreement shall be $500,000.

3.             Except as amended hereby, the Employment Agreement shall continue in effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed this Amendment No. 10 to

Employment Agreement as of the date first above written.

SELECT MEDICAL CORPORATION

By:	/s/ Robert A. Ortenzio
Robert A. Ortenzio,
Chief Executive Officer

/s/ Patricia A. Rice
Patricia A. Rice